Salary Offer Letter
薪金确认函
2010-12-20

Dear Miss. Shangguan Molan,
尊敬的上官莫岚女士，

We are pleased to present this Salary Offer Letter to you as a supplement to the Employment entered into by and between you and our company as of December 20, 2010.
我们很荣幸的将此薪金确认函发给您，以作为你和本公司于2010年12月20日签订的劳动合同的补充。

Position: Chief Financial Officer
职位：首席财务官

Starting date: 2010-12-20
开始日期：2010年12月20日

Contract Duration: 3 years, is renewable by mutual consent
合同期限: 3年，如双方同意可以续订

Probation Period: 3 months probation
试用期：3个月

SALARY 工资
Basic salary: Your annual gross salary will be RMB [12,000] x [12] months, include all allowance, social insurance, housing fund etc.
基本工资：您的工资总额将是每月[12000]人民币，每年[12]个月工资。上述工资包括所有津贴，社会保险，住房公积金在内。

REIMBURSEMENT 报销
You shall be entitled to reimbursement of out of pocket expenses and traveling, reasonably and properly incurred by you for business purpose provided that on request you provide the Company with suitable evidence of actual payment of such expenses as the Company may reasonably require.
如果您因公出差或者为公司业务而合理、适当的支出现金，公司将报销相关费用，但前提是一旦公司合理要求，您能够提供相应的合适证明。

We would like to take this opportunity to congratulate you on your appointment and wish you success in your career with Yanglin Soybean, Inc.

我们借此机会向您祝贺您的新工作并且祝愿您在阳霖大豆公司的事业取得成功。

/s/ Molan Shangguan

Yanglin Soybean, Inc..	刘树林

阳霖大豆公司